SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                       AMENDMENT NO. 2 TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 20, 1996.

                     Tel-Com Wireless Cable TV Corporation
             (Exact Name of Registrant as specified in its charter)

        Florida                   0-25896                          59-3175814
    ---------------            ---------------                   ---------------
(State of Incorporation)     (Commission file No.)                (IRS Employer
                                                                     ID Number)

            501 Grandview Avenue, Suite 201, Daytona Beach, FL 32018
                         (Address of Principal Offices)

                  Registrant's telephone number: 904-226-9977

This Report amends the Current Report dated February 12, 1996, as amended by Amendment to Current Report on Form 8-K/A dated February 23, 1996.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Financial statements required by Item 310(a) of Regulation S-B are filed herewith.

             TEL-COM WIRELESS CABLE TV CORPORATION AND SUBSIDIARY

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The accompanying consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The pro forma consolidated balance sheet is based on the historical balance sheets of the Company and TelePlus, S.A. ("TelePlus") as of December 31, 1995 included elsewhere herein, and assumes the acquisition took place on that date. The pro forma consolidated statements of operations for the year ended December 31, 1995 are prepared based on the historical statements of operations of the Company and Teleplus for year ended December 31, 1995, respectively presented elsewhere herein. The pro forma consolidated statement of operations assume the acquisition took place on January 1, 1995.

On February 23, 1996, the Company through its wholly-owned subsidiary TelePlus completed the acquisition of two companies: (i) Televisor Canal Diecinueve, S.A. by acquiring all of the outstanding shares of common stock for a total purchase price of $3 million, $1 million of which was paid at the closing and the balance is to be paid one year after the closing with interest at the rate of 3.6% per annum. and (ii) Grupo Masteri, S.A. by acquiring all of the outstanding shares of common stock for a total purchase price of $1 million paid at the closing in the form of restricted shares of the Company's common stock.

The accompanying pro forma consolidated financial statements should be read in connection with the historical financial statements of the Company and TelePlus included elsewhere herein.

                                                                              Tel-com Wireless Cable TV Corporation and Subsidiary

                                                                                    Unaudited Pro Forma Consolidated Balance Sheet
- -----------------------------------------------------------------------------------------------------------------------------------
                                                  Historical                                    Pro Forma
                                        -------------------------------     --------------------------------------------------------
                                          Tel-Com           TelePlus
                                        December 31,       December 31,      Acquisition      Elimination
                                           1995                1995            Entries         Entries          Consolidation
- ------------------------------------------------------------------------------------------------------------------------------------
Assets

Current assets:
   Cash and cash equivalents             $  1,767,28      $    -           $ (1,000,000)     $     -          $   767,285
   Investment securities                    1,000,625          -                   -               -            1,000,625
   Accounts receivable - trade                 29,667            7,493             -               -               37,160
   Prepaid expenses                            83,062          -                   -               -               83,062
- --------------------------------------------------------------------------------------------------------------------------------

          Total current assets              2,880,639            7,493             -               -            2,888,132

Property and equipment                        716,658           -                  -               -              716,658

Investment securities                         250,000            -                 -               -              250,000

Investment in subsidiary                         -               -              4,000,000     (4,000,000)

Other assets                                  431,022            -                 -           4,027,839        4,458,861
- --------------------------------------------------------------------------------------------------------------------------------

          Total assets                   $  4,278,319     $      7,493      $  3,000,000      $  27,839       $ 7,313,651
- --------------------------------------------------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity

Current liabilities:
   Notes payable                         $      8,000     $      -          $  2,000,000      $     -           2,008,000
   Accounts payable                            73,054           11,910             -                -              84,964
   Accrued liabilities                         40,981           23,422             -                -              64,403
- ------------------------------------------------------------------------------------------------------------------------------------

          Total current liabilities           122,035           35,332         2,000,000            -           2,157,367
- ------------------------------------------------------------------------------------------------------------------------------------

Stockholders' equity:

   Common stock                                 1,875           26,224               121          (26,224)          1,996
   Additional paid-in capital               5,057,042            -               999,879            -           6,056,921
   Accumulated deficit                       (902,633)         (40,471)             -              40,471        (902,633)
   Losses resulting from foreign currency                      (13,592)             -              13,592             -
- ------------------------------------------------------------------------------------------------------------------------------------

          Total stockholders' equity        4,156,284          (27,839)        1,000,000           27,839       5,156,284

          Total liabilities and
             stockholders' equity        $  4,278,319     $      7,493      $  3,000,000           27,839     $ 7,313,651
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            See accompanying notes.


                                                           Tel-com Wireless Cable TV Corporation and Subsidiary

                                                       Unaudited Pro Forma Consolidated Statement of Operations

- ---------------------------------------------------------------------------------------------------------------
                                                Historical                        Pro Forma
                                        ---------------------------     -----------------------------
                                          Tel-Com      TelePlus
                                          Year End     Year End
                                        December 31,   December 31,
                                            1995           1995          Adjusments      Consolidated
- ---------------------------------------------------------------------------------------------------------------
Revenue                                  $    155,399    $  190,593       $   -         $   345,992

Cost of sales                                  38,244          -                             38,244
- ---------------------------------------------------------------------------------------------------------------

          Gross profit (loss)                 117,155       190,593           -             307,748

Operating expenses                            777,725       214,248            100,000    1,091,973
- ---------------------------------------------------------------------------------------------------------------

          Operating loss                     (660,570)      (23,655)          (100,000)    (784,225)
- ---------------------------------------------------------------------------------------------------------------

Other income (expense):
   Interest income                            116,958          -               -            116,958
   Interest expense                           (43,900)         -               -            (43,900)
- ---------------------------------------------------------------------------------------------------------------
                                               73,058          -               -             73,058
- ---------------------------------------------------------------------------------------------------------------
Loss before extraordinary loss               (587,512)      (23,655)          (100,000)    (711,167)

Extraordinary loss on early
 extinguishment of debt                      (164,447)         -               -           (164,447)
- ---------------------------------------------------------------------------------------------------------------

Net loss                                   $ (751,959) $   (23,655)      $    (100,000) $  (875,614)
- ---------------------------------------------------------------------------------------------------------------

Weighted average number of
  shares outstanding                        1,460,274          -               121,212    1,581,486
- ---------------------------------------------------------------------------------------------------------------

Loss before extraordinary loss
  per common share                         $    (0.40)                                    $    (0.45)
- ---------------------------------------------------------------------------------------------------------------

Extraordinary loss on early extinguishment
  of debt per common share                 $    (0.11)                                    $    (0.10)
- ---------------------------------------------------------------------------------------------------------------

Loss per share per common share            $    (0.51)                                    $    (0.55)
- ---------------------------------------------------------------------------------------------------------------

                                                         See accompanying notes.

                           TEL-COM WIRELESS CABLE TV CORPORATION AND SUBSIDIARY


                           NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS




1. Introduction    On February 23, 1996 Tel-Com Wireless Cable TV
                   Corporation ("Tel-Com" or the "Company") through its wholly owned subsidiary TelePlus, S.A. ("TelePlus") completed the acquisition of two companies: (i) Televisor Canal
                   Diecinueve, S.A. by acquiring all of the outstanding shares of common stock for a total purchase price of $3 million, $1 million of which was paid at the closing and the balance is to be paid one year after the closing with interest at the rate of 3.6% per annum. and (ii) Grupo Masteri, S.A. by acquiring all of the outstanding shares of common stock for a total purchase price of $1 million paid at the closing in the form of 121,212 restricted shares of the Company's common stock at a price of $8.25 per share. This acquisition was accounted for as a purchase.

                   The accompanying pro forma consolidated balance sheet as of December 31, 1995 gives effect to the TelePlus acquisition as if it had occurred on that date. The accompanying pro forma consolidated statement of operations for the year ended December 31, 1995 gives effect to the transaction as if it had occurred on January 1, 1995.


2. Pro Forma       Proforma adjustments for the year ended December 31, 1995
   Adjustments     are presented to reflect the Adjustments amortization of
                   broadcast licenses acquired from TelePlus over 40 years.
                   Weighted average number of shares outstanding includes a pro forma adjustment to reflect the 121,212 shares of Tel-Com's common stock issued in connection with the acquisition of TelePlus (See Note 1)

                     OPERATIONS ACQUIRED FROM MELVIN ROSEN,
                            GRUPO MASTERI, S.A. AND
                       TELEVISORA CANAL DIECINUEVE, S.A.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994

                         (INDEPENDENT AUDITORS' REPORT)

INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Shareholders
Tel-Com Wireless Cable TV Corporation


We have audited the accompanying balance sheet of the operations acquired from Melvin Rosen, Grupo Masteri, S.A. and Televisora Canal Diecinueve, S.A. as of December 31, 1995, and the related statements of operations and cash flows for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of Mr. Rosen and of the management of the entities mentioned above. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the operations acquired from Melvin Rosen, Grupo Masteri, S.A. and Televisora Canal Diecinueve, S.A. as of December 31, 1995, and the results of its operations and its cash flows for the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles.

/s/ MADRIGAL LEON & ASSOCIATES
- ------------------------------

March 13, 1996

         Operations Acquired from Melvin Rosen, Grupo Masteri, S.A. and
                       Televisora Canal Diecinueve, S.A.
                                 Balance Sheet
                               December 31, 1995
                  (Amounts Expressed in United States Dollars)

ASSETS

Accounts Receivable from Subscribers (Note 4)          US$  7,493
Transmission and Other Equipment (Note 6)                     -
                                                       ----------
TOTAL ASSETS                                           US$  7,493
                                                       ==========

LIABILITIES AND DEFICIT

LIABILITIES

Accrued Labor Benefits (Note 5a)                        US$ 17,703
Deferred Subscription Income (Note 4)                        5,719
Accounts Payable to Related Parties (Note 8)                11,910
                                                        ----------
TOTAL LIABILITIES                                         $ 35,332
                                                        ----------

Contingencies (Note 9)

DEFICIT

Losses Resulting from Foreign Currency
  Translation (Note 3)                                    $(13,592)

Common Stock of Grupo Masteri, S.A.,
  100 shares outstanding, with nominal value
  of 10,000 colones each                                    17,483

Common Stock of Televisora Canal Diecinueve, S.A.,
  100 shares outstanding, with nominal value
  of 5,000 colones each                                      8,741

Accumulated Deficit from Operations
  Acquired from Melvin Rosen, Grupo
  Masteri, S.A. and Televisora Canal Diecinueve, S.A.       (40,471)
                                                        -----------
TOTAL DEFICIT                                              $(27,839)
                                                        -----------
TOTAL LIABILITIES AND DEFICIT                           US$   7,493
                                                        ===========

The accompanying notes are an integral part of the financial statements

         Operations Acquired from Melvin Rosen, Grupo Masteri, S.A. and
                        Televisora Canal Diecinueve, S.A.
                            Statements of Operations
                 For the Years Ended December 31, 1995 and 1994
                  (Amounts Expressed in United States Dollars)

                                                        1995          1994

REVENUES

Revenues from Operations (Note 4)                   US$ 190,593       82,591
                                                    ===========       ======

OPERATIONAL EXPENSES

Salaries and commissions                                 77,488        32,691
Labor benefits (Note 5a)                                 31,568        12,638
Utilities (Note 5b)                                      15,012         5,978
Rent (Note 5c)                                           19,200        19,200
Transmission rights (Note 5d)                            38,926        16,885
Depreciation (Note 6)                                      -             -
Connection expenses                                      13,464         5,079
Equipment and vehicle maintenance                         6,824         3,522
Other                                                    11,766         3,414
                                                   ------------        ------
TOTAL OPERATIONAL EXPENSES                              214,248        99,407
                                                   ------------        ------
NET LOSS (Note 7)                                  US$  (23,655)      (16,816)
                                                   ------------       -------

The accompanying notes are an integral part of the financial statements

         Operations Acquired from Melvin Rosen, Grupo Masteri, S.A. and
                        Televisora Canal Diecinueve, S.A.
                            Statements of Cash Flows
                 For the Years Ended December 31, 1995 and 1994
                  (Amounts Expressed in United States Dollars)

                                                        1995          1994
Cash Flow Used in Operating Activities:

Net Loss                                           US$  (23,655)    (16,816)

Changes in Operating Assets and
  Liabilities:

Accounts Receivable                                      (7,493)       -
Accounts Payable to Related Parties                       5,057      16,923
Liability for Labor Benefits                             17,703        -
Decreasxe (Increase) in Losses from Foreign
  Currency Translation                                    2,669        (107)
Deferred Subscription Income                              5,719        -
                                                   ------------       -------
Net Cash Used in Operating Activities                      -           -

Cash Flow from Investing Activities                        -           -

Cash Flow from Financing Activities                        -           -
                                                   ------------       -------
Net Increase in Cash                                       -           -

Cash at the Beginning of the Year                          -           -
                                                   ------------       -------
Cash at the End of the Year                        US$     -           -
                                                   ============       =======


The accompanying notes are an integral part of the financial statements

         Operations Acquired from Melvin Rosen, Grupo Masteri, S.A. and
                        Televisora Canal Diecinueve, S.A.
                          Notes to Financial Statements
                 For the Years Ended December 31, 1995 and 1994

(1) ORGANIZATION AND OPERATIONS

The accompanying financial statements are the result of transmitting cable television in Costa Rica through operations acquired from Melvin Rosen, Grupo Masteri, S.A. (GM) and Televisora Canal Diecinueve, S.A. (CD). The shares of stock of GM and CD were acquired, although none of their liabilities were assumed. Such operations did not have any significant activity before 1994.

(2) FINANCIAL STATEMENT PRESENTATION

The results of operations present the assets, liabilities, deficit, revenues and expenses associated with the activity of transmitting cable television in Costa Rica through the operations mentioned above, which required estimations, allocations and proforma adjustments in quantifying certain expenses.

(3) FOREIGN CURRENCY TRANSLATION

The accounting records are maintained in the local currency, the Costa Rican colon, and these financial statements are stated in US dollars. For the conversion of the assets and liabilities, the current purchase and sales exchange rates, respectively, were used (194.52 per US$ for purchases of US dollars and 195.19 per US$ for sales of US dollars). Revenues and expenses were translated at the weighted average purchase exchange rates for each year. The shares of common stok of GM and of CD were translated at their historical values as of October 1986.

(4) REVENUES FROM OPERATIONS

The revenues from operations relate to subscription fees and to revenues from the installation of equipment and the sale of antennas. Subscription fee income ceases to be recognized when the subscriber is more than four months in arrears. The amount of such unrecognized income in 1995 was $17,234. Prepaid subscriptions are recognized as income in the months that the services are rendered, and the portion not earned is shown as deferred subscription income in the balance sheet.

(5) OPERATIONAL EXPENSES

Operational expenses include all the expenses and commitments incurred during the years ended December 31, 1995 and 1994 identified by the administrators are being related to the cable television activities for the operations acquired.

a) LABOR BENEFITS
The accrued labor benefits, mandated by law, are: year-end bonus, vacations, severance and social security, and are calculated using the percentages established by the labor laws of Costa Rica (8.33%, 4.16%, 8.33% and 22% respectively) applied to salaries, commissions and other remuneration associated with the cable television operations.

b) UTILITIES
The expenses for utilities shown in the financial statements comprise telephone, electricity and water expenses estimated by the administrators based on the estimated proportional usage of the cable television operations in relation to the rest of the activities carried on by the entities from which the operations presented in these financial statements were acquired.

c) RENT
The physical installations used by the cable television operations are owned by one of the related parties from which the operations were acquired, who provided them free of rent. However, in the financial statements a monthly rental cost of US$ 1,600 was used in order to record the pro forma rent expense.

d) TRANSMISSION RIGHTS
The cost of the rights to transmit three existing cable channels, FOX, Cine Canal and Cartoon, were calculated and included in the financial statements based on information supplied by the administrators as to the number of subscribers and the rates for the transmission rights applicable, which were as follows:

Cine Canal (used in 1995 only)   : US$ 2.00 per subscriber per month, with a
                                   minimum monthly cost of US$ 2,000.
FOX (began in November 1995)     : US$0.40 per subscriber per month, with a
                                   minimum of 1,000 subscribers per month.
Cartoon (both 1994 and 1995)     : US$0.60 per subscriber per month, with a
                                   minimum of 2,000 subscribers per month.
ABC (only in 1994)               : US$ 250 per month.

For the year ended December 31, 1994 the cost of the rights of transmission were estimated by applying the same relative proportion of these costs to revenues as in 1995.

(6) TRANSMISSION AND OTHER EQUIPMENT

The transmission and other equipment used by the cable television operations was acquired at no cost from related parties from which the operations presented in these financial statements were acquired. Therefore, the results of operations do not include any cost related to the depreciation of such equipment, nor to its insurance.

(7) PROFORMA INCOME TAXES

The proforma income taxes (which do not apply, because there are losses), would have been calculated based on the tax rates applicable to corporate taxpayers for each of the years presented, which range from 10% to 30% depending on a company's revenue level.

(8) ACCOUNTS PAYABLE TO RELATED PARTIES

These accounts payable correspond to the net cost of operations which were not paid for by resources provided by the cable operations, and were assumed by related parties. These liabilities are not being assumed by Tel-Com Wireless Cable TV Corporation.

(9) CONTINGENCIES

The income tax returns of Grupo Masteri, S.A. and Televisora Canal Diecinueve, S.A. for the years ended September 30, 1991 through 1995 inclusive, are subject to review by the tax authorities of Costa Rica. However, such audits have not taken place.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Tel-Com Wireless Cable TV Corporation

Date: May 20, 1996                 By: /s/ Dennis J. Devlin
                                      ----------------------------------
                                      Vice President